CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No.
333-56257 of Bernard Chaus, Inc. on Form S-8 of our report dated September 28,
2004, appearing in this Annual Report on Form 10-K of Bernard Chaus, Inc. for the year ended June 30, 2004.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey

September 28, 2004